UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2023, Orthofix Medical Inc. (the “Company”) and certain of its wholly-owned subsidiaries entered into a Limited Consent, Limited Waiver and Second Amendment to Second Amended and Restated Credit Agreement (the “Consent and Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent, and certain lender parties thereto. The Consent and Amendment amends that certain Second Amended and Restated Credit Agreement, dated as of October 25, 2019, as previously amended by the First Amendment thereto, dated March 1, 2023 (as amended by the Consent and Amendment, the “Credit Agreement”).

Under the terms of the Consent and Amendment, the parties have agreed to reduce the size of the secured revolving credit facility under the Credit Agreement, off of which certain fees are based, from $300 million to $175 million, and increase the applicable interest rate in certain circumstances. The maturity date of the credit facility remains October 25, 2024. As of the date hereof, the Company has $51 million in principal amount of borrowing outstanding under the Credit Agreement.

The Consent and Amendment permits the Company, for purposes of applicable financial loan covenants, to include certain expense addbacks in its calculation of EBITDA under the Credit Agreement and to increase the share of EBITDA attributable to certain foreign subsidiaries, beginning with the fiscal quarter ended March 31, 2023, and to otherwise amend certain terms and provisions as set form in the Consent and Amendment. The Company has also agreed to pledge under the Credit Agreement its ownership interest in the Company’s Italian subsidiary, Orthofix S.r.l., and cause Orthofix S.r.l. to become a loan party under the Credit Agreement.

The foregoing description does not constitute a complete summary of the terms of the Consent and Amendment and is qualified in its entirety by reference to the full text of the Consent and Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1

Limited Consent, Limited Waiver and Second Amendment to Second Amended and Restated Credit Agreement, dated June 13, 2023, between Orthofix Medical Inc., certain subsidiaries thereof, JPMorgan Chase Bank, N.A., as administrative agent, and certain lender parties thereto

104	Cover Page Interactive Data File(embedded within the Inline XBRLdocument).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.

Date:	June 15, 2023	By:	/s/ Patrick Keran
Patrick Keran Chief Legal Officer